Reverse Merger with Bioblast Pharma Ltd. (Details) - USD ($) $ / shares in Units, $ in Thousands	1 Months Ended
	Feb. 19, 2019	Dec. 31, 2020	Mar. 05, 2020
Reverse Merger With Bioblast Pharma Disclosure [Abstract]
Consideration paid	$ 1,500
Additional consideration paid	2,000
Additional milestone payments	$ 17,000
Estimated fair value of the total considerations		$ 5,152
Adjusted per the merger agreement (in Shares)		420,554
Share price (in Dollars per share)		$ 12.25	$ 8
Fair value of the net assets		$ 4,508
Business consideration, description	CVR holders are entitled to receive 100% of any payments up to $20 million received by the Company and 50% of any subsequent consideration in excess of such amount, in each case, net of all related transaction expenses.